UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 18, 2024
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of September 18, 2024, the Board of Directors (the “Board”) of NIKE, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Fifth Restated Bylaws, as Amended (as so amended and restated, the “Sixth A&R Bylaws”) to, among other things:

•revise the notice deadline for the submission of proposals or nominations under the Company’s advance notice bylaw to provide that such notices must generally be received no earlier than 120 days and no later than 90 days prior to the anniversary of the prior year’s annual meeting;
•require shareholders seeking to nominate directors pursuant to the universal proxy rules adopted by the Securities and Exchange Commission to comply with the requirements of those rules and certify such compliance prior to the applicable meeting;
•require shareholders submitting a proposal or nomination to attend the shareholder meeting, or send a qualified representative, to present such proposal or nomination;
•clarify and enhance the procedural mechanics and disclosure requirements in connection with a shareholder’s submission of a request, proposal, or nomination under the Company’s special meeting or advance notice bylaw, including by requiring such shareholder to (a) be a shareholder of record, (b) provide in the required notice additional background information, disclosures, and representations with respect to the shareholder, any proposed nominees, and certain other interested persons, and (c) update such notice, if necessary, so that it remains true and correct closer to the meeting date;
•require a shareholder soliciting proxies from other shareholders to use a proxy color other than white;
•modify the provisions applicable to the adjournment and conduct of shareholder meetings, including by providing that meetings may only be adjourned by the Board, the Chair of the Board, or the presiding officer;
•clarify the responsibilities of the Company’s officers; and
•make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing summary and description of the Sixth A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Sixth Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	September 20, 2024	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer